Exhibit 10.2

EXECUTION VERSION

INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT, dated as of November 29, 2016, (this “Agreement”), is among NXT-ID, INC., a Delaware corporation (the “Company”), Alpha Capital Anstalt (“Alpha”), Osher Capital Partners LLC (“Osher”), Anson Investments Master Fund LP (“Anson” and together with Alpha and Osher, the “Investors”), and LogicMark Investment Partners, LLC (“Seller” and, together with Investors, the “Lenders” and the “Secured Parties”).

W I T N E S S E T H:

WHEREAS, on or about July 25, 2016, the Company issued a Secured Subordinated Promissory Notes to Seller in the original aggregate principal amount of $2,500,000.00 (the “Original Note”), and the Company and Seller entered in a Security Agreement (the “Seller Security Agreement”) to secure the Original Note; and

WHEREAS, on or about November 28, 2016, the Seller assigned a portion of the Original Note to some of the Investors and the Company reissued the assigned portion of the Original Note to the Investors (the portion of the Original Note assigned to Investor, being the “Investor Notes”, and the portion of the Original Note retained by Seller, being the “Seller Note”, are collectively referred to herein as the “Notes”) pursuant to that certain Exchange Agreement dated November 28, 2016.

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.       Each Investor agrees that the Company’s obligation to make any payment in respect of any obligations under such Investor’s Investor Note, including any costs and expenses (including, without limitation, reasonable attorneys’ fees) due thereunder (collectively, the “Investor Note Obligations”), shall be subordinate and junior in right of payment to all obligations under the Seller Note, including any costs and expenses (including, without limitation, reasonable attorneys’ fees) due thereunder (collectively, the “Seller Note Obligations”). So that the Seller Note Obligations shall be paid indefeasibly in full prior to payment of any Investor Note Obligations, any payments that are received by any Investor from the Company in respect of the Investor Note Obligations shall be deemed to have been received by such Investor for the benefit of Seller and each Investor hereby agrees to hold any such payment in trust for the benefit of the Seller and promptly turn any such payment over to Seller for application to the Seller Note Obligations.

2.       All proceeds of Collateral (as defined in the Seller Security Agreement) shall be distributed in accordance with the following priorities, to the extent permitted by law: (1) first, to indefeasibly pay in full the Seller Note Obligations; and (2) second to indefeasibly pay in full each Investor’s Investor Note, including any costs and expenses (including, without limitation, reasonable attorneys’ fees) due thereunder, pari passu in proportion to the respective principal amounts of each Investor’s Investor Note, with any residential proceeds being paid to the Company. Each Investor agrees that should it receive any rents or proceeds from the sale, liquidation, casualty or other disposition of any of the Collateral at any time prior to indefeasible payment in full of all Seller Note Obligations, it will (unless otherwise restricted by law) hold the same in trust for Seller and promptly pay over the same to Seller for application to the Seller Note Obligations. Seller agrees that to the extent it receives rents or proceeds from the sale, liquidation, casualty or other disposition of any of the Collateral following indefeasible repayment in full of the Seller Note Obligations, Seller shall (unless otherwise restricted by law) hold all remaining proceeds in trust for Investors and promptly pay over the same as jointly directed in writing by Investors for application to the Investor Note Obligations.

EXECUTION VERSION

3.       Until all of the Seller Note Obligations have been paid in full and satisfied in cash and all commitments thereunder have been terminated, Investors shall not, without the prior written consent of Seller, (a) take any action to accelerate payment of the Investor Note Obligations or to foreclose or realize upon or enforce any of its rights with respect to the Collateral with respect to any of the Investor Note Obligations, (b) contest, protest or object to any enforcement action, application of monies or proceeds or proceeding brought by Seller, or any other exercise by Seller of any rights and remedies under the Seller Note, or (c) amend or otherwise modify the terms of an Investor Note.

4.       In consideration of Seller’s forbearance with respect to the Seller Note and agreement to assign to Investors the Investor Notes, Seller’s agreements herein and other good and valuable consideration, each Investor acknowledges, agrees and affirms that such Investor does not possess, and hereby waives, any and all liability, claims, demands, damages, costs, expenses, actions and causes of action, in law or in equity (collectively, “Claims”), against Seller or any of its affiliates, heirs, successors or assigns with respect to the Notes, including any Claim for repayment, restoration, or return, in whole or in part, of any payment previously paid or transferred to Seller in full or partial satisfaction of the Seller Note, as a result of such payment or transfer, or the incurrence of the obligation so satisfied, being void, voidable, or otherwise recoverable under any state or federal law.

5.       All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and the Notes (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Delaware for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If any party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

6.       This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile or other electronic transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature were the original thereof.

[SIGNATURE PAGES FOLLOW]

2

EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Agreement to be duly executed on the day and year first above written.

THE COMPANY:

Nxt-ID, Inc.

By:
Name:
Its:

Notice Address:

INVESTORS:

Alpha Capital Anstalt

By:
Name:
Its:

Notice Address:

Osher Capital Partners LLC

By:
Name:
Its:

Notice Address:

Anson Investments Master Fund LP

By:
Name:
Its:

Notice Address:

SELLER:

LogicMark Investment Partners, LLC

By:
Name:
Its:

Notice Address:

3